SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]


Check the appropriate box:


[X]  Revised Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              U.S. AGGREGATES, INC.
                      -------------------------------------
                (Name of Registrant as Specified in Its Charter)

            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee  computed on the table below per Exchange  Act Rules
       14a-6(i)(4)  and 0-11.

       (1)  Title of each class of securities to which transaction applies: N/A

       (2)  Aggregate number of securities to which transaction applies: N/A

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

       (4)  Proposed maximum aggregate value of transaction: $150,000,000

       (5)  Total fee paid: $30,000.00

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount Previously Paid: N/A

       (2)  Form, Schedule or Registration Statement No.: N/A

       (3)  Filing Party: N/A

       (4)  Date Filed: N/A

This revised preliminary proxy statement is being filed for the sole purpose of providing the preliminary form of proxy which was not included in the preliminary proxy statement.

                              U.S. AGGREGATES, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
         FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 21, 2001

      James A. Harris and Hobart Richey, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the special meeting of stockholders of U.S. AGGREGATES, INC. to be held at 333 Bush Street, 17th Floor, San Francisco, California 94104, at 9:00 a.m. local time on Tuesday, August 21, 2001, and at any postponements or adjournments of that meeting, and in their discretion upon any other business that may properly come before the meeting. THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR THE BELOW PROPOSAL:

      To approve the sale of substantially all of the assets of SRM Aggregates, Inc., Bradley Stone & Sand, Inc., BHY Ready Mix, Inc., Mulberry Rock Corporation, Bama Crushed Corporation, and Grove Materials Corporation, each of which are wholly-owned subsidiaries of the Company, and DeKalb Stone, Inc., a majority owned subsidiary of the Company, to Florida Rock Industries, Inc. in accordance with the Asset Purchase Agreement between the Company, the Sellers and Florida Rock Industries, Inc. dated as of July 11, 2001.

      [  ] FOR                 [  ] AGAINST                 [  ] ABSTAIN

      The undersigned hereby acknowledges receipt of (a) Notice of Special Meeting of Stockholders to be held August 21, 2001 and (b) the accompanying Proxy Statement. If no specification is made, this proxy will be voted FOR proposal one.

Date:_____________________, 2001


Please sign exactly as your name appears at left. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.


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